================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            SOURCINGLINK.NET, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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Notes:

SourcingLink(TM)

                            SOURCINGLINK.net, INC.
                           16855 West Bernardo Drive
                              San Diego, CA 92127


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 July 24, 2001


TO THE STOCKHOLDERS OF SOURCINGLINK.net, INC.,

     The 2001 Annual Meeting of Stockholders of SourcingLink.net, Inc. (the "Company"), will be held at the Radisson Suite Hotel, 11520 West Bernardo Court, San Diego, California 92127 on July 24, 2001, at 10:00 a.m., for the following purposes as more fully described in the accompanying Proxy Statement:

     (1) To elect the following four nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and qualified:

                              Marcel van Heesewijk
                              Daniel B. Rawlings
                              Johan A. Vunderink
                              Louis A. Delmonico

     (2) To consider and vote upon a proposal to amend the Company's 1999 Stock Incentive Plan to increase the number of shares of common stock issuable thereunder by 750,000 shares, bringing the total number of shares issuable thereunder to 1,000,000.

     (3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on June 5, 2001 will be entitled to vote at the meeting or any adjournment or postponement thereof.



                                  By Order of the Board of Directors


                                  /s/ Marcel van Heesewijk
San Diego, California             Marcel van Heesewijk
June 15, 2001                     Chairman of the Board, Director and Secretary


YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

                            SOURCINGLINK.net, INC.
                     16855 West Bernardo Drive, Suite 260
                              San Diego, CA 92127

                                _______________


                                PROXY STATEMENT

                                _______________



                                 INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of SourcingLink.net, Inc., a Delaware corporation (the "Company"), for use at its 2001 Annual Meeting of Stockholders ("Annual Meeting") to be held on July 24, 2001, at 10:00 a.m., at the Radisson Suite Hotel, 11520 West Bernardo Court, San Diego, California 92127. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about June 15, 2001. It is contemplated that this solicitation of proxies will be made primarily by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of the Company may communicate with stockholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.

     Holders of shares of Common Stock ("stockholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary of the Company at SourcingLink.net, Inc, 16855 West Bernardo Drive, San Diego, CA 92127, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the nominees for election of directors named in this Proxy Statement and "FOR" the amendment of the 1999 Stock Incentive Plan.


                               VOTING SECURITIES

     The shares of Common Stock, $.001 par value, constitute the only outstanding class of voting securities of the Company. Only the stockholders of the Company of record as of the close of business on June 5, 2001 (the "Record Date") will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were 8,134,673 shares of Common Stock outstanding and entitled to vote. A majority of shares entitled to vote represented in person or by proxy will constitute a quorum at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held as of the Record Date. In proposal 1, the election of directors, the four candidates receiving the highest number of affirmative votes will be elected as directors. Proposal 2 requires for approval the affirmative vote of a majority of the shares of Common Stock of the Company present or represented at the annual meeting and entitled to vote thereat. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Abstentions or broker non-votes or other failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or broker non-vote will have the same effect as a vote against the matter being voted upon.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The Company's Bylaws provide that the authorized number of directors shall be set by the Board of Directors (the "Board"). The Company's Board has authorized a total of five directors. Currently, there are three members of the Board and two vacancies. The Company is nominating its new President and Chief Executive Officer, Daniel B. Rawlings, to fill one of the vacancies, and is actively seeking a qualified candidate to fill the other vacancy on the Board.

     Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the three nominees named below. All of the nominees are presently directors of the Company. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees will be unavailable to serve.

     The names and certain information concerning the four nominees for election as directors are set forth below. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Directors

     All members of the Company's Board hold office until the next annual meeting of stockholders or until their successors are elected and have qualified. The director nominees of the Company are as follows:

             Name               Age                       Position
     -----------------------   -----    ------------------------------------------------
     Marcel van Heesewijk       41      Chairman of the Board of Directors
     Daniel B. Rawlings         38      President, Chief Executive Officer and Director
     Johan A. Vunderink         53      Director
     Louis A. Delmonico         60      Director

     Marcel Van Heesewijk founded the Company in 1993 and has served as its Chairman of the Board since inception, and has also served in various executive management capacities with the Company. From January 1990 to June 1992, Mr. van Heesewijk was the General Manager of European operations for Pande Inc., a software engineering services firm. From 1988 to 1990, Mr. van Heesewijk was the International Sales Manager for B&S Multisoft GmbH, an office automation software company in Germany. From 1986 to 1988, Mr. van Heesewijk held management positions with Siemens AG in both Germany and Portugal. Mr. van Heesewijk earned his bachelor's degree in Economics from the University of Groningen in the Netherlands in 1984 and earned his master's degree from the European School of Management Studies in Paris, Oxford and Berlin in 1986.

     Daniel B. Rawlings joined the Company as President and Chief Executive Officer on June 1, 2001. From February 2000 to May 2001 he served as Ariba Inc.'s Director of Sales for B2B eCommerce solutions where he focused on delivering eCommerce solutions to large, global organizations. From May 1995 to February 2000 Mr. Rawlings held various executive sales and sales management positions at PeopleSoft, Inc., including eCommerce Sales Director and Director of Strategic Accounts. At PeopleSoft, he was responsible for overseeing the sales and delivery of eCommerce solutions jointly developed by CommerceOne and PeopleSoft, and assisted in the creation and execution of PeopleSoft's successful Retail Industry vertical initiative. From August 1984 to May 1995 he held various senior sales and management positions with Lawson Software, Oracle Corporation and Data General Corporation. In 1984 Mr. Rawlings earned his bachelor's degree from Azusa Pacific University.

     Johan A. Vunderink has served as a Director since July 1997. From March 1996 to the present, Mr. Vunderink has served as Chief Executive Officer of The Right Fit b.v., a management consulting company. From 1992 to March 1996, Mr. Vunderink served as Executive Vice President of Marketing and Sales of BSO Holdings b.v., a provider of information technology services. From 1989 to 1992, Mr. Vunderink was President and

Chief Executive Officer of Origin Technology, which subsequently was merged into BSO Holding b.v. Mr. Vunderink is Chairman of the Board of Directors of AU-System AB, a public company that provides consulting services for mobile Internet applications and integrated services for marketing communications. Mr. Vunderink is also Chairman of the Board of Triple P NV, a public company that provides system integration services.

     Louis A. Delmonico has served as a Director since May 1998. Since September 1994, he served as the President of L.A. Delmonico Consulting Inc., an independent consulting firm working with a wide range of high technology companies in the areas of general management, operations, business and strategic planning, mergers and acquisitions and all aspects of marketing. From February 1999 to September 2000, Dr. Delmonico served as Chairman and Chief Executive Officer of Motiva Software Corporation, a software company specializing in development and distribution of product data/definition management software for the design-engineering environment. From September 1994 to May 1995, Dr. Delmonico served as the Vice Chairman of the MacNeal-Schwendler Corporation, a mechanical engineering software and services company. From May 1987 to August 1994, Dr. Delmonico served as the Chairman and Chief Executive Officer of PDA Engineering Inc., a mechanical engineering software and services company. Dr. Delmonico holds a B.A. in Economics from St. Johns University, New York. He was a Graduate Fellow to the Universities of Stockholm and Uppsala, Sweden, where he earned his Ms.S. in consumer behavior and his Ph.D. in marketing.

Board Meetings and Attendance

     The Company's Board held five meetings, including one telephonic meeting, during the fiscal year ended March 31, 2001. Each incumbent Director attended one hundred percent (100%) of the aggregate of the number of meetings of the Board and the number of meetings held by all committees of the Board on which they served. There are no family relationships among any of the directors or executive officers of the Company.

Committees of the Board of Directors

     The Board has a compensation committee (the "Compensation Committee") and an audit committee (the "Audit Committee"), each composed of Messrs. Vunderink and Delmonico. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and key employees. The Compensation Committee held three meetings during the fiscal year ended March 31, 2001. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent accountants prior to the presentation of financial statements to the stockholders and, if appropriate, initiates inquiries into aspects of the Company's financial affairs. The Audit Committee held one meeting during the fiscal year ended March 31, 2001. The Company does not have a nominating committee. Instead, the Board, as a whole, identifies and screens candidates for membership on the Company's Board.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. Each of the Audit Committee members satisfies the definition of independent director under the applicable rules of The Nasdaq SmallCap Market. The Board of Directors adopted a written charter for the Audit Committee on May 2, 2000. The charter is depicted in Appendix A to this Proxy Statement. The Company operates with an April 1 to March 31 fiscal year.

     The Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements among the Committee, and with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent auditors during the 2001 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

     The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001, and be filed with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Submitted by:

Audit Committee

     Johan A. Vunderink, Chairman
     Louis A. Delmonico

Other Executive Officers (officers serve at the discretion of the Board)

     On June 1, 2001, the Company appointed Daniel B. Rawlings as President and Chief Executive Officer, succeeding Interim Chief Executive Officer Marcel van Heesewijk. Mr. van Heesewijk was named Interim Chief Executive Officer effective October 19, 2000, upon the death of Mr. Sean Maloy on that date. Mr. van Heesewijk, the Company's founder and Chairman of the Board, will continue to be actively involved in the strategic direction of the Company.

     The other current executive officers of the Company are as follows:

     Gary J. Davidson, 45, joined the Company as Vice President of Finance and Administration and Chief Financial Officer on June 2, 1999. Prior to joining the Company, Mr. Davidson served as Vice President Finance & Administration and Chief Financial Officer for Maxwell Technologies, Inc., a diversified high technology company, from March 1994 to May 1999 and as Corporate Controller from May 1986 to March 1994. Mr. Davidson earned his bachelor's degree in accounting from San Diego State University in 1977.

     Leo C. Klijn, 37, has served as the Company's Vice President, Manager of Special Projects, and previously Corporate Operations, since June 1997. From January 1994 to June 1997, Mr. Klijn served as the Vice President and General Manager of the Company's Asia-Pacific operations. From January 1987 to January 1994, he occupied various management positions with the Casino Group, one of the largest retailing companies in France. From January 1992 to January 1994, Mr. Klijn established and managed Casino Group's buying office in Asia. Mr. Klijn earned his bachelor's degree from Nijenrode University, Netherlands School of Business in 1983 and a master's degree from the European School of Management Studies in Paris, Oxford and Berlin in 1986.

     Roger M. Mayerson, 50, joined the Company as Vice President of Business Development and Product Strategy on April 3, 2000. Prior to joining the Company, Mr. Mayerson served from 1992 to 2000 as Corporate Vice President - Product Services for Dayton Hudson Corporation, a leading retail company that owns and operates Target, Mervyns, Daytons, Marshall Field, Hudsons, and Rivertown Trading. In this capacity Mr. Mayerson managed the sourcing, technical product development, product specifications and testing, and quality assurance programs for owned brands at these companies. From 1972 to 1992 Mr. Mayerson served in various executive positions, including President, with several retail manufacturing and engineering companies. Mr. Mayerson attended the University of Wisconsin and the Milwaukee Institute of Technology.

Compensation of Executive Officers

     The following table shows, for the twelve month periods ended March 31, 2001, 2000, and 1999, the cash and other compensation awarded to, earned by or paid to the Company's Chief Executive Officer and Interim Chief Executive Officer, and the three other executive officers of the Company as of March 31, 2001 (the "Named Executive Officers"):

                           Summary Compensation Table

                                                                                             Long Term
                                                                                           Compensation
                                                                                           ------------
                                                                Annual Compensation         Securities          All Other
                                                                -------------------
                                                               Salary          Bonus        Underlying            Comp.
    Name and Principal Position                  Year            ($)            ($)       Options (#)/(1)/       ($)/(2)/
    ---------------------------                  ----            ---            ---       ----------------       --------
Marcel van Heesewijk                           2001/(3)/       177,863         13,496          50,000            4,800/(4)/
     Interim Chief Executive                   2000            152,696         20,000               -            5,980/(4)/
     Officer and Chairman of the Board         1999            140,145/(5)/         -               -           22,240/(6)/

Sean M. Maloy                                  2001/(7)/       175,000         52,500          50,000                -
     President, Chief Executive                2000            300,000        162,000         250,000          100,000/(8)/
     Officer and Director                      1999             37,500              -         187,500                -

Leo C. Klijn                                   2001            174,402         43,600          30,000                -
     Vice President, Manager                   2000            171,832         10,000               -                -
     of Special Projects                       1999            104,992/(9)/         -               -           36,000/(10)/

Gary J. Davidson                               2001            173,333         60,667          30,000                -
     Vice President of Finance                 2000            136,763         37,187          75,000                -
     and Administration and                    1999                  -              -               -                -
     Chief Financial Officer

Roger M. Mayerson                              2001/(11)/      160,000         16,000          90,000           24,548/(12)/
     Vice President, Business                  2000                  -              -               -                -
     Development and Product Strategy          1999                  -              -               -                -

_________________________


(1) Consists of grants of stock options under the Company's qualified stock option plans.

(2) Does not reflect certain personal benefits, which in the aggregate are less than 10% of each Named Executive Officer's salary and bonus.

(3) Mr. van Heesewijk was appointed Interim Chief Executive Officer of the Company upon the termination of employment of Mr. Maloy due to his death on October 19, 2000.

(4)   Consists of amounts paid for automobile expenses.

(5) Includes $25,727 earned by Mr. van Heesewijk in the three months ended June 30, 1998.

(6) Consists of $11,250 of housing expenses and $10,990 for automobile expenses from April 1998 to March 1999.

(7) Mr. Maloy's employment with the Company terminated on October 19, 2000, the date of his death.

(8) Consists of forgiveness of a loan given by the Company to Mr. Maloy per the terms of Mr. Maloy's employment agreement.

(9) Includes $19,800 earned by Mr. Klijn in the three months ended June 30, 1998.

(10) Consists of $30,600 of housing expenses and $5,400 for automobile expenses from April 1998 to March 1999.

(11) In April of 2000 Mr. Mayerson joined the Company as its Vice President of Business Development and Product Strategy.

(12) Consists of amounts paid to reimburse relocation costs.


Option Matters

     Option Grants. The following table sets forth certain information concerning grants of options to each of the Company's Named Executive Officers during the fiscal year ended March 31, 2001.

                        Option Grants in Last Fiscal Year
                               (Individual Grants)

                                # of Securities          % of Total Options         Exercise
                              Underlying Options       Granted to Employees in        Price        Expiration
         Name                    Granted (#)              Fiscal Year/(1)/         ($/Share)          Date
--------------------          ------------------       -----------------------     ---------       ----------
Marcel van Heesewijk               50,000                       12.5%                $3.38           9/30/10

Sean M. Maloy                      50,000                       12.5%                $3.38            -/(2)/

Leo C. Klijn                       15,000                        3.7%                $6.88           6/30/10
                                   15,000                        3.7%                $1.63          12/31/10

Gary J. Davidson                   15,000                        3.7%                $6.88           6/30/10
                                   15,000                        3.7%                $1.63          12/31/10

Roger M. Mayerson                  50,000                       12.5%                $6.88           6/30/10
                                   40,000                       10.0%                $1.63          12/31/10

_____________________

(1) Options to purchase an aggregate of 401,550 shares of Common Stock were granted to employees, including the Named Executive Officers during the fiscal year ended March 31, 2001. Each Option granted to each Named Executive Officer vests according to the following schedule: the option may not be exercised at all during the first year from the date of grant, at which time 25% of the option becomes vested and exercisable. Thereafter, the option may be exercised as to an additional 1/16 of the underlying shares each quarter until fully vested.

(2)  These Options expired on October 19, 2000, the date of Mr. Maloy's death.

     Option Exercises. Except as otherwise indicated below, none of the Named Executive Officers exercised options during the fiscal year ended March 31, 2001. The following table includes the number of shares covered by both exercisable and unexercisable stock options as of March 31, 2001. Also reported are the values for "in the money" options which represent the positive spread between the exercise prices of any such existing stock options and the fiscal year end price of the Company's Common Stock ($0.438 per share).

                 Aggregate Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                              Exercise of Option           Number of Securities             Value of Unexercised
                              into Common Stock          Underlying Unexercised             In-the-Money Options
                              during Fiscal Year      Options at Fiscal Year End (#)        at Fiscal Year End ($)
                            ----------------------    ------------------------------     ----------------------------
                             Shares        Value
        Name                Acquired      Realized    Exercisable     Unexercisable      Exercisable    Unexercisable
--------------------        --------      --------    -----------     -------------      -----------    -------------
Marcel van Heesewijk           -             -               -           50,000               -               -

Leo C. Klijn                   -             -          75,000                -               -               -
                               -             -               -           15,000               -               -
                               -             -               -           15,000               -               -

Sean M. Maloy/(1)/             -             -         152,346                -               -               -

Gary J. Davidson               -             -          34,247           40,753               -               -
                               -             -               -           15,000               -               -
                               -             -               -           15,000               -               -

Roger M. Mayerson              -             -               -           50,000               -               -
                               -             -               -           40,000               -               -

___________________

(1) Mr. Maloy died on October 19, 2000. Pursuant to his Option Agreements, as of that date certain Options held by Mr. Maloy expired, and the remaining Options, for the purchase of an aggregate of 152,346 shares of Common Stock, are exercisable through October 19, 2001.

Employment and Severance Agreements

     In connection with Mr. Davidson's acceptance of an employment offer, we agreed to pay Mr. Davidson a severance equal to six months salary in the event that Mr. Maloy and Mr. Davidson both terminated for any reason other than for cause. On June 2, 1999, Mr. Davidson was granted options to purchase 75,000 shares of the Company's Common Stock at the fair market value on the date of grant. Mr. Davidson's options will immediately vest upon a change in control.

Directors' Fees

     Messrs. Vunderink and Delmonico each currently receive $1,500 for each Board meeting that they attend. The other director of the Company has not historically and does not currently receive cash for services that he provides as a director, although he is reimbursed in accordance with the Company's policy for his expenses in connection with attending meetings of the Board. Directors serving on committees of the Board receive no special compensation for such activities. At the discretion of the Board of Directors, each non-employee director may be granted options under the Company's Stock Incentive Plans. Such options are for the purchase of the Company's common stock and generally vest 25% after one year, and 75% over the following three years. In fiscal year 2001, Messrs. Vunderink and Delmonico were each granted options to purchase 3,000 shares in July 2000. The Company may elect to pay additional cash compensation or grant additional options to directors in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations that no annual Form 5 reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its directors, officers and any persons holding ten percent or more of the Company's Common Stock were made with respect to the Company's fiscal year ended March 31, 2001.

Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth certain information regarding beneficial ownership of our Common Stock as of June 5, 2001 by (i) each person or group who is known by us to own beneficially more than 5% of the outstanding shares of our Common Stock or Preferred Stock, (ii) each of our Directors, (iii) each of our Named Executive Officers and (iv) all of our current directors and executive officers as a group:

                                                                      Amount and
                                                                      Nature of
                                                                      Beneficial          Percent
           Name and Address of Beneficial Owners/(1)/                Ownership/(2)/     Ownership/(3)/
     ------------------------------------------------------------ ------------------  -----------------
          Marcel van Heesewijk                                        1,108,841             13.6%
          Johan A. Vunderink                                             60,417/(4)/          *
          Louis A. Delmonico                                             45,703/(5)/          *
          Leo C. Klijn                                                  203,250/(5)/         2.5%
          Gary J. Davidson                                               52,535/(5)/          *
          Roger M. Mayerson                                              23,500/(5)/          *

          All Directors and Executive Officers as a                   1,494,246/(6)/        18.0%
          group (7 persons)

          Theo Wegbrans                                                 565,775              7.0%

______________________
*Less than 1%

(1) Unless otherwise indicated, the business address of each stockholder is c/o SourcingLink.net, Inc., 16855 West Bernardo Drive, Suite 260, San Diego, CA 92127.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes exercisable or convertible on or before August 4, 2001 are deemed outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person or entity holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Percentage ownership is based on 8,134,673 shares of Common Stock outstanding as of May 31, 2001.

(4) Consists of (i) 33,334 shares of Common Stock and (ii) warrants and options to purchase 27,083 shares of Common Stock that are exercisable on or before August 4, 2001.

(5) Includes shares subject to stock options that are exercisable on or before August 4, 2001 of 26,953 for Mr. Delmonico, 78,750 for Mr. Klijn, 41,702 for Mr. Davidson and 12,500 for Mr. Mayerson.

(6) Includes 178,655 shares subject to warrants and options exercisable on or before August 4, 2001.

Certain Transactions

     The Company has from time to time granted options and other compensation to its directors and executive officers. The Company also has entered into employment agreements with certain executive officers and directors of the Company.

     In connection with Mr. van Heesewijk's assumption of the duties of Interim Chief Executive Officer, on January 2, 2001 the Company agreed to loan Mr. van Heesewijk $65,000 at an interest rate of seven percent per annum. Pursuant to the loan agreement, the loan will be due and payable on January 2, 2002, but the Company will forgive portions or all of the debt if certain performance goals are met and Mr. van Heesewijk is employed with the Company on the due date.

     The Company believes all of the transactions set forth above were made on terms no less favorable to the Company than could otherwise be obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested outside directors on the Board.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended March 31, 2001, the Company's Board, based upon the recommendations of the Compensation Committee, established the levels of compensation for the Company's executive officers. During fiscal year 2000, the Compensation Committee consisted of Messrs. Vunderink and Delmonico and currently consists of Messrs. Vunderink and Delmonico. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the fiscal year ended March 31, 2001.



                                 PROPOSAL TWO

  AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES PURCHASABLE THEREUNDER FROM 250,000 (POST 1 FOR 4 REVERSE STOCK SPLIT) TO
                               1,000,000 SHARES

            REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

     Approval of the amendment to the 1999 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented at the annual meeting of stockholders and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted "FOR" the amendment of the 1999 Stock Incentive Plan to add 750,000 shares of common stock to the pool of shares reserved for issuance thereunder. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN.

Description of the 1999 Stock Incentive Plan

     The principal features of the 1999 Stock Incentive Plan are summarized below, but the summary is qualified in its entirety by reference to the 1999 Stock Incentive Plan itself. Copies of the 1999 Plan can be obtained by writing to the Secretary, SourcingLink.net, Inc., 16855 West Bernardo Drive, Suite 260, San Diego, California 92127.

1999 Plan Terms

     The Board of Directors originally adopted the 1999 Stock Incentive Plan (the "1999 Plan") in May 1999 and the stockholders of the Company originally approved the 1999 Plan in July 1999. The purpose of the 1999 Plan is to provide participants with incentives which will encourage them to acquire a proprietary interest in, and continue to provide services to, the Company. The 1999 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, or ERISA, and is not a qualified deferred compensation plan under
Section 401(a) of the Code.

     At the time of its adoption, the 1999 Plan authorized the sale of up to 250,000 shares of common stock.

     Incentive Options. Officers and other key employees of the Company or of any parent or subsidiary corporation of the Company, whether now existing or hereafter created or acquired (an "Affiliated Company") (including directors if they also are employees of the Company or an Affiliated Company), as may be determined by the Administrator, who qualify for incentive stock options under the applicable provisions of the Code, will be eligible for selection to receive incentive options under the 1999 Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted an additional incentive option or options and receive nonqualified options or restricted shares if the Administrator so determines. No incentive stock options may be granted to an optionee under the 1999 Plan if the aggregate fair market value (determined on the date of grant) of the stock with respect to which incentive stock options are exercisable by such optionee in any calendar year under the 1999 Plan of the Company and its affiliates exceeds $100,000.

     Nonqualified Options or Restricted Shares. Officers and other key employees of the Company or of an Affiliated Company, any member of the Board, whether or not he or she is employed by the Company, or consultants, business associates or others with important business relationships with the Company will be eligible to receive nonqualified options or restricted shares under the 1999 Plan. An individual who has been granted a nonqualified option or restricted shares may, if otherwise eligible, be granted an incentive option or an additional nonqualified option or options or restricted shares if the Administrator so determines.

     In no event may any individual be granted options under the 1999 Plan during any calendar year pursuant to which the aggregate number of shares that may be acquired thereunder exceeds 1,000,000 shares. As of June 5, 2001 approximately 42 persons were participating in the 1999 Plan.

     The 1999 Plan may be administered by either the Board of Directors or a committee appointed by the Board (the "Committee"). The Board has delegated administration of the 1999 Plan to the Compensation Committee, which is comprised of two non-employee directors, both of whom are eligible to participate in the 1999 Plan. Subject to the provisions of the 1999 Plan, the Committee has full authority to implement, administer and make all determinations necessary under the 1999 Plan. See "Directors' Fees" regarding grants of options to non-employee directors.

     The exercise price of incentive stock options must at least be equal to the fair market value of a share of common stock on the date the option is granted (110% with respect to optionees who own at least 10% of the outstanding common stock). Nonqualified options shall have an exercise price of not less than 85% of the fair market value of a share of common stock on the date such option is granted (110% with respect to optionees who own at least 10% of the outstanding common stock). The exercise price of all options granted under the Plan to non-employee directors shall be 100% of the fair market value of the common stock on the date of grant, and all such options shall have a term of 10 years. Payment of the exercise price may be made in cash, by delivery of shares of the Company's common stock or, potentially, through the delivery of a promissory note. The Compensation Committee has the authority to determine the time or times at which options granted under the Plan become exercisable, provided that options must expire no later than ten years from the date of grant (five years with respect to optionees who own at least 10% of the outstanding common stock). Options are nontransferable, other than upon death by will and the laws of descent and distribution, and generally may be exercised only by an employee while employed by the Company or within three months after termination of employment (one year for termination resulting from death or disability).

     The Board may from time to time alter, amend, suspend or terminate the 1999 Plan in such respects as the Board may deem advisable, provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under any incentive option, nonqualified option or restricted share theretofore granted to such person without his or her consent. Unless previously terminated by the Board, the 1999 Plan will terminate on May 12, 2009. All options granted under the 1999 Option Plan will vest upon change in control.

New Plan Benefits

     The Company believes that the benefits or amounts that have been received or will be received by any participant under the 1999 Plan cannot be determined.

Summary of Federal Income Tax Consequences of 1999 Plan

     The following is a summary of certain federal income tax consequences of participation in the 1999 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 1999 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, the Company recommends that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

     Incentive Options. No taxable income will be recognized by an optionee under the 1999 Plan upon either the grant or the exercise of an incentive option. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. If a sale or other disposition of the shares received upon the exercise of an incentive option occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock (other than certain transfers upon the optionee's death) before the expiration of either of the one-year or two-year periods described above will constitute a "disqualifying disposition." A disqualifying disposition involving a sale or exchange will result in ordinary income to the optionee in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized in excess of the amount taxed as ordinary income as indicated above will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which currently is more than one year for long-term capital gains). The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee as a result of a disposition of the shares received upon exercise of an incentive option.

     The exercise of an incentive option may result in items of "tax preference" for purposes of the "alternative minimum tax." Alternative minimum tax is imposed on an individual's income only if the amount of the alternative minimum tax exceeds the individual's regular tax for the year. For purposes of computing alternative minimum tax, the excess of the fair market value on the date of exercise of the shares received on exercise of an incentive option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. An optionee who is subject to alternative minimum tax in the year of exercise of an incentive option may claim as a credit against the optionee's regular tax liability in future years the amount of alternative minimum tax paid which is attributable to the exercise of the incentive option. This credit is available in the first year following the year of exercise in which the optionee has regular tax liability.

     Nonqualified Options. No taxable income is recognized by an optionee upon the grant of a nonqualified option. Upon exercise, however, the optionee will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the optionee who is an employee will be subject to income tax withholding by the Company out of the optionee's current compensation. If such compensation is insufficient to pay the taxes due, the optionee will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, provided that certain reporting requirements are satisfied. If the exercise price of a nonqualified option is paid by the optionee in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the optionee as a result of such exercise. If the exercise price is paid by delivering shares of common stock of the Company already owned by the optionee or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the optionee on the already-owned shares exchanged (however, the optionee will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the optionee, up to the number of the old shares exchanged, will have the same tax basis and holding period as the optionee's basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the optionee plus the amount of income recognized by the optionee as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a nonqualified option, the difference between the proceeds realized and the optionee's basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

     Restricted Stock. If no Section 83(b) election is made and repurchase rights are retained by the Company, a taxable event will occur on each date the participant's ownership rights vest (e.g., when the Company's repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by the Company out of the optionee's current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant's basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

     If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by the Company, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares.

Tax Withholding

     Under the 1999 Plan, the Company has the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any options exercised or restricted stock granted under the 1999 Plan. To the extent permissible under applicable tax, securities, and other laws, the Committee may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any option or restricted stock up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (i) directing the Company to apply shares of common stock to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted stock, or (ii) delivering to the Company shares of common stock owned by the participant.

                      INFORMATION ON INDEPENDENT AUDITORS

     The Board, pursuant to the recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending March 31, 2002. PricewaterhouseCoopers LLP, or its legacy firm, Coopers & Lybrand LLP, has audited the financial statements of the Company annually since fiscal year 1995.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     Audit Fees. The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with its audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-QSB for the 2001 fiscal year was approximately $91,000.

     Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP did not perform any services or bill any fees for direct or indirect operation, or supervision of the operation, of the Company's information system, management of the Company's local area network, or the design or implementation of a hardware or software system that aggregates source data underlying the financial statement or generates information that is significant to the company's financial statements taken as a whole for the year ended March 31, 2001.

     All Other Fees. The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP relating to all other non-audit services, including tax-related services for the 2001 fiscal year was approximately $27,000.

     The audit committee has considered whether the provision of other services, including tax services, is compatible with maintaining PricewaterhouseCoopers LLP's independence.

                             STOCKHOLDER PROPOSALS

     Any stockholder desiring to submit a proposal for action at the Company's 2002 Annual Meeting of Stockholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than February 18, 2002 in order to be considered for inclusion in the Company's proxy statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

     On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the current year's anniversary of the date of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

     With respect to the Company's 2001 Annual Meeting of Stockholders, if the Company was not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by May 8, 2001 the Company will be allowed to use its voting authority as outlined.

     With respect to the Company's 2002 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by April 29, 2002 the Company will be allowed to use its voting authority as outlined.

                                 OTHER MATTERS

     Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                              By Order of the Board of Directors


                              /s/ Marcel van Heesewijk
June 15, 2001                 Marcel van Heesewijk
                              Chairman of the Board, Director and Secretary

     The Annual Report to Stockholders of the Company for the fiscal year ended March 31, 2001 is being mailed concurrently with this Proxy Statement to all stockholders of record as of June 5, 2001. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

                                                                     Appendix A

                            SOURCINGLINK.net, INC.

                            AUDIT COMMITTEE CHARTER

MISSION STATEMENT


The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations, and risks.

ORGANIZATION

The audit committee consists of Lou Delmonico and Johan Vunderink. Mr. Vunderink serves as chairman of the committee.

ROLES AND RESPONSIBILITIES

Internal Control
 .    Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all employees possess an understanding of their roles and responsibilities
 .    Focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown
 .    Gain an understanding of whether internal control recommendations made by external auditors have been implemented by management
 .    Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters

Financial Reporting
General
-------
 .    Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements
 .    Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks

Annual Financial Statements
---------------------------
 .    Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members; assess whether the financial statements reflect appropriate accounting principles
 .    Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures
 .    Focus on judgmental areas such as those involving valuation of assets and liabilities and other commitments and contingencies
 .    Meet with or contact management and the external auditors to review the financial statements and the results of the audit
 .    Consider management's handling of proposed audit adjustments identified by the external auditors

 .    Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations
 .    Ensure that the external auditors communicate certain required matters to the committee

Interim Financial Statements
----------------------------
 .    Discuss with or obtain a briefing from management and, if a pre-issuance review was completed, the external auditors, regarding the interim financial statements and the results and disclosures for the quarter (this may be done by the committee chairperson or the entire committee)
 .    To gain insight into the interim statements and disclosures, among the items the committee may wish to consider are whether:
     . actual financial results for the quarter or interim period varied significantly from budgeted or projected results
     . changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company's operations and financing practices
     .    generally accepted accounting principles have been consistently applied
     . there are any actual or proposed changes in accounting or financial reporting practices
     .    there are any significant or unusual events or transactions
     . the company's financial and operating controls are functioning effectively
     . the company has complied with the terms of loan agreements or security indentures
     . the interim financial statements contain adequate and appropriate disclosures


                  Compliance with Blue Ribbon Recommendations


 .    Ensure all audit committee members are independent within the guidelines given
 .    Have the audit committee consist of at least three members, if possible o
 .    Ensure each member is financially literate or becomes financially literate within a reasonable time after appointment
 .    Have this charter approved by the full Board and reviewed and reassessed on an annual basis
 .    Include a copy of this Charter as an Appendix to the company's proxy statement at least once every three years and ensure disclosure will be given in the proxy statement each year as to whether the audit committee members are independent and by which definition
 .    Take appropriate action in response to the external auditors' report to ensure the independence of the external auditors and discuss with the external auditors any disclosed relationships or services which may impact the external auditors independence and objectivity
 .    Discuss with the external auditors their judgments about the quality of the company's accounting principles as applied in its financial reporting
 .    Include a letter from the audit committee in the company's annual report to shareholders and Form 10-K annual report disclosing:
     . that management has reviewed the audited financial statements with the audit committee, including a discussion of the quality of accounting principles applied and significant judgments made
     . that these have also been discussed by the audit committee with the external auditors along with any other matters required under Statement of Auditing Standards No. 61
     . that the members of the audit committee have discussed these among themselves without management
     .    whether the audit committee, based on
          discussions with management and the external auditors, have become aware of any material misstatements or omissions in the financial statements
     . whether the audit committee recommended to the board of directors that the audited financial statements be included in the company's annual report on Form 10-K.
     . that the audit committee has received from the external auditors disclosures regarding the auditors' independence required by Independence Board Standard No. 1

Compliance with Laws and Regulations
------------------------------------
 .    Periodically obtain updates from management and general counsel regarding compliance with laws and regulations, and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities
 .    Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements
 .    Review the findings of any examinations by regulatory agencies, such as the
     Securities and Exchange Commission

Compliance with Code of Conduct
-------------------------------
 .    Ensure that a code of conduct is formalized in writing and that all employees are aware of it
 .    Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the code of conduct and the guidelines for acceptable business practices
 .    Periodically obtain updates from management and general counsel regarding compliance with the code of conduct

External Audit
--------------
 .    Review the external auditors' proposed audit scope and approach
 .    Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors
 .    Review and confirm the independence of the external auditors by reviewing the non-audit services provided and reviewing and discussing with the external auditors their annual communication of all relationships between the external auditors and the company that could be considered to bear on the independence of the external auditors, in accordance with professional standards

Other Responsibilities
----------------------
 .    Meet with the external auditors and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately
 .    Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis
 .    Review, with the company's counsel, any legal matters that could have a significant impact on the company's financial statements
 .    Review the policies and procedures in effect for considering officers'
     expenses and perquisites
 .    Perform other oversight functions as requested by the full board
 .    Review and update the charter; receive approval of changes from the board

REPORTING RESPONSIBILITIES

Regularly update the board of directors about committee activities and make appropriate recommendations

PROXY
                             SOURCINGLINK.net, INC.
                   Proxy Solicited by the Board Of Directors
               Annual Meeting of the Stockholders--July 24, 2001

  The undersigned hereby nominates, constitutes and appoints Marcel van Heesewijk and Gary Davidson, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of SOURCINGLINK.net, INC. which the undersigned is entitled to represent and vote at the 2001 Annual Meeting of Stockholders of the Company to be held at the Radisson Suite Hotel, 11520 West Bernardo Court, San Diego, California 92127 on July 24, 2001, at 10:00 a.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

              THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 and 2.

  1. Election of Directors

     [_]  FOR                                   [_]  WITHHOLD AUTHORITY
          all nominees listed below (except          to vote for all nominees
          as marked to the contrary below)

              Election of the following nominees as directors:
          Marcel van Heesewijk, Daniel B. Rawlings, Johan A. Vunderink and Louis A. Delmonico

          (Instructions: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)

          ______________________________________________________________________


       IMPORTANT--PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY



  2. Amendment to the 1999 Stock Incentive Plan to increase the number of shares subject thereto by 750,000 to a total of 1,000,000.

              [_] FOR           [_] AGAINST           [_] ABSTAIN

  3. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY AND "FOR" THE AMENDMENT OF THE 1999 STOCK INCENTIVE PLAN.

                                             ___________________________________
                                                  (Signature of stockholder)

                                             ___________________________________
                                                           (Date)

                                             Please sign your name exactly as it
                                             appears hereon. Executors,
                                             administrators, guardians, officers
                                             of corporations and others signing
                                             in a fiduciary capacity should
                                             state their full titles as such.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN
         THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.